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                                                              Exhibit 10.12
                        DEFERRED COMPENSATION PROGRAM
                      FOR EXECUTIVES OF CSX CORPORATION
                          AND AFFILIATED COMPANIES
1.       Purpose
         The purpose of this Program is to provide eligible executives with an opportunity to supplement their retirement income.

2.       Definitions

         2.1 "Affiliated Company" shall mean the Corporation and any company or corporation directly or indirectly controlled by the Corporation which the Committee designates for participation in this Program in accordance with Section 13.2.

         2.2 "Award" shall mean, for any year, the amount awarded to an employee of an Affiliated Company for that year and, in the absence of a Deferral Agreement with respect to such amount, payable to him in the succeeding year under the MICP, including any special incentive award.

         2.3 "Board" shall mean the Board of Directors of the Corporation.

         2.4     "Committee" shall mean the committee appointed pursuant to
                 Section 13.1 to administer the Program.

         2.5 "Corporation" shall mean CSX Corporation, a Virginia corporation, and any successor thereto by merger, purchase, or otherwise.

         2.6 "Deferral Agreement" shall mean a completed agreement, including any attachments and appendices thereto, in the form determined by the Committee, between an Eligible Executive and the Affiliated Company of which he is an employee, under which the Eligible Executive agrees to defer all or a portion of his Award in accordance with the provisions of Section 3.

         2.7 "Deferral Date" shall mean, with respect to any Deferral Agreement entered into by an Eligible Executive, the first day of the month in which the Award subject to the Deferral Agreement would be payable to the Eligible Executive in the absence of such Deferral Agreement.

         2.8 "Eligible Executive" shall mean, for any year, an employee of an Affiliated Company who is in MICP grades 1 through 6 as of (a) December 30th of such year, or (b) for calendar years beginning on or after January 1, 1986, the date in such year he retired from the Affiliated Companies or terminated on account of disability, as determined by the Committee, provided, however, that the Committee, in its sole discretion, may designate any other employee of an Affiliated Company as an Eligible Executive for such year.
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         2.9     "Equivalent" shall mean of equal present or accumulated
                 value based on the interest rates set forth in the applicable Deferral Agreements. In determining Equivalent values, only the value of benefits for which the eligibility requirements have been met shall be included.

         2.10 "MICP" shall mean the Affiliated Companies' Management Incentive Compensation Plans, as from time to time in effect.

         2.11 "Normal Retirement Date" for a Participant shall mean the later of:

                 (a) the last day of the month in which his 62nd birthday occurs or

                 (b) the earlier of (i) the last day of the month preceding the 2nd anniversary of the Participant's earliest Deferral Date or (ii) the last day of the month in which his 65th birthday occurs.

         2.12 "Participant" shall mean an Eligible Executive who elects to defer a portion of his Award i accordance with the provisions of Section 3.

         2.13 "Program" shall mean this Deferred Compensation Program for Executives of CSX Corporation and Affiliated Companies.

         2.14 "Service" shall mean an employee's months of continuous employment with the Affiliated Companies. In the event the employee has a break in his continuous employment, his period of employment prior to the break shall be credited to the employee in accordance with the rules governing breaks in service under the CSX Corporation Pension Plan.

3.       Deferral of Awards

         3.1 At any time prior to the close of business on December 30 in any calendar year an Eligible Executive may elect to defer all or a portion of his Award, if any, for that year. Such election shall be made by filing a Deferral Agreement with the Committee on or before the close of business no December 30 of the calendar year for which the Award is made. In the event that December 30 does not fall on a weekday, such filing must be made by the close of business on the last prior business day.

         3.2     Subject to the provisions of Sections 3.3 and 3.4:

            (a) an Eligible Executive in 1985 may elect to defer up to 100% of his 1985 Award; and

            (b) an Eligible Executive in 1986 may elect to defer up to 100% of his 1986 Award but not more than the sum of any special

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                 incentive award he may receive and the excess of (i) 50% of the sum of the Awards he could have received for 1985 and 1986 [excluding any special incentive award(s)] if his individual performance and the performance of his employer had resulted in the maximum Awards possible under the MICP (Level IV A), over (ii) the amount, if any, of the 1985 Award (excluding any special incentive award) the Eligible Executive deferred under a Deferral Agreement. For purpose of clause (ii), no portion of any special incentive award shall be considered as having been deferred unless the Eligible Executive had deferred the maximum amount permitted without such special incentive award.

         3.3 The minimum amount which an Eligible Executive may defer in any year shall be the lesser of $5,000 or the maximum amount determined under Section 3.2. If an Eligible Executive elects to defer less than this amount, his election shall not be effective.

         3.4 In its sole discretion, the Committee may, at any time, impose additional limits on the maximum amount which an Eligible Executive may elect to defer under this Program in any year or may impose additional requirements on the Eligible Executive's right to defer the maximum amount under this Program in any year.

         3.5 An Eligible Executive's election to defer all or a portion of his Award shall be effective on the last day such deferral may be elected, under Section 3.1, for the year for which the Award is made. An Eligible Executive may revoke or change his election to defer all or a portion of his Award at any time prior to the date the election becomes effective. Any such revocation or change shall be made in a form and manner determined by the Committee.

4.       Normal Retirement Benefit

         A Participant who retires from employment with the Affiliated Companies on his Normal Retirement Date shall receive a benefit Equivalent to the sum of the amounts set forth in the Participant's Deferral Agreement(s) plus accrued interest. The benefit shall be paid in 180 equal monthly installments commencing on the first day of the month next following the Participant's retirement date, but in no event prior to the first day of the month next following the Participant's last Deferral Date, unless the Participant elects to receive his benefit in accordance with Section 9 of this Program.

5.       Delayed Retirement Benefit

         A Participant who retires or otherwise terminates his employment with the Affiliated Companies after his Normal Retirement Date shall receive a benefit equal to the benefit he would have received under
         Section 4 had his benefit commenced on his Normal Retirement Date, increased by 5/6 of 1% for each complete calendar month between his

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         Normal Retirement Date and the date his benefit commences.  The benefit shall be paid in 180 equal monthly installments commencing on the first day of the month next following the Participant's termination of employment, but in no event prior to the first day of the month next following the Participant's last Deferral Date, unless the Participant elects to receive his benefit in accordance with
         Section 9 of this Program.

6.       Early Retirement Benefit

         A Participant who has attained age 55, has completed 120 months of Service and terminates his employment with the Affiliated Companies prior to his Normal Retirement Date shall receive a benefit commencing on the first day of the month following his Normal Retirement Date but in no event prior to the first day of the month following the Participant's last Deferral Date. The Participant's benefit shall be equal to the benefit the Participant would have received under Section 4 had he terminated his employment on his Normal Retirement date. However, the Participant may elect a lump sum under Section 9 or may elect, in a time and manner determined by the Committee, to have payment of his benefit commence no the first day of any month preceding his Normal Retirement Date, and following the latest of (i) his termination of employment, (ii) 24 months after his earliest Deferral Date and (iii) the first of the month following his last Deferral Date, in which event the amount of his benefit shall be reduced by 5/6 of 1% for each complete calendar month between the date his benefit commences and the first day of the month next following his Normal Retirement Date. However, in no event shall the monthly benefit be less than an amount Equivalent to the Participant's deferrals with accrued interest. Benefits under this
         Section 6 shall be paid in 180 equal monthly installments, unless the Participant elects to receive his benefit in accordance with Section 9 of this Program.

7.       Separation Benefit

         7.1 A Participant who terminates his employment with the Affiliated Companies prior to being eligible for a benefit under Sections 4 or 6, but after having completed 120 months of Service, shall receive a monthly benefit commencing on the first day of the month next following his Normal Retirement Date. The benefit shall be equal to the monthly benefit the Participant would have received under Section 4 had he terminated employment on his Normal Retirement Date. However, the Participant may elect a lump sum pursuant to
                 Section 9, or may elect, in a time and manner determined by the Committee, to have monthly benefits commence no the first day of any month, prior to his Normal Retirement Date, and following the latest of (i) his termination of employment with the Affiliated Companies, (ii) his 55th birthday or (iii) the last day of the month prior to the 2nd anniversary of his earliest Deferral Date, in which event the amount of his benefit shall be reduced by 5/6 of 1% for each complete calendar month between the date his benefit

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                 commences and the first day of the month next following his
                 Normal Retirement Date. However, in no event shall the monthly benefit be less than an amount Equivalent to the Participant's deferred amounts with accrued interest. Monthly benefits under this Section 7.1 shall be paid in 180 equal monthly installments.

         7.2 A Participant who terminates his employment with the Affiliated Companies, other than on account of death, and is not eligible for a benefit under Section 7.1 shall receive a single sum payment equal to the sum of the amounts the Participant deferred under his Deferral Agreements plus accrued interest. However, if the Participant terminates his employment with the Affiliated Companies on account of a disability within the meaning of Section 8.1, he shall receive a benefit under this Section 7.2 only if the Participant elects, in a time and manner determined by the Committee, to receive such benefit and to cease accruing Service under Section 8.1. The single sum payment shall be made on the first day of the month next following the Participant's termination of employment, or as soon as practicable thereafter. The Participant shall not receive any other benefits under this Program.

8.       Disability

         8.1 A Participant who, in the sole judgment of the Committee, becomes totally and permanently disabled prior to his termination of employment with the Affiliated Companies, and does not make an election under Section 7.2 to receive a benefit under such Section, shall continue to accrue Service during his period of disability as if he remained an active employee. Such a Participant shall be eligible to receive a benefit under Sections 4, 6 or 7.1 when he meets the age and Service requirements for such a benefit.

         8.2 The Committee may, in its sole discretion, require a Participant to submit to a medical examination by a physician approved by the Committee, or present other evidence satisfactory to the Committee, to establish the existence or continuance of his disability. The Committee may require such medical examination or other evidence not
                 more than once per year.   A Participant who refuses to
                 submit to any required medical examination or to present any other required evidence under this Section 8.2 shall not be disabled for purposes of this Program and shall only be eligible to receive the benefit he would have received under the Program had he terminated his employment with the Affiliated Companies immediately prior to the date of such request.





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9.       Single Sum Payments

         A Participant who is eligible to receive a benefit under Sections 4, 5, 6, 7.1 or 8.1 of the program but whose benefits hereunder have not yet commenced may elect, in a time and manner determined by the Committee, to receive his benefit in the form of a single sum. The single sum shall be in the amount of the Participant's deferred amounts plus accrued interest, provided that, in the case of a Participant then eligible for immediate commencement of monthly benefits, such single sum shall not be less than an amount Equivalent to the value of such monthly benefits. Such single sum shall be paid on the first day of the fourth month following the later of (i) the Participant's termination of employment with the Affiliated Companies, or (ii) the date such election is received by the Committee. Notwithstanding any other provision hereof, such amount shall be determined as of a date three months prior to the date of payment and shall not accrue interest beyond such earlier date.

10.      Hardship Withdrawals

         10.1 While employed by the Affiliated Companies, a Participant may, in the event of a severe financial hardship, request a withdrawal of an amount which does not exceed the single sum amount determined in Section 9. The request shall be made in a time and manner determined by the Committee, and shall not be for a greater amount than the amount required to meet the financial hardship, and shall be subject to approval by the Committee.

         10.2 For purposes of this Section 10, financial hardship shall include:

                 (a) Education of a dependent child where the Participant can show that without the withdrawal under this
                       Section 10 the education would be unavailable to the child;

                 (b) Illness of the Participant or his dependents, resulting in severe financial hardship to the Participant;

                 (c) the loss of the Participant's home or its contents, to the extent not reimbursable by insurance or otherwise, if such loss results in a severe financial hardship to the Participant; and

                 (d) any other extraordinary circumstances of the Participant approved by the Committee if such circumstances would result in a present or impending critical financial need which the Participant is unable to satisfy with funds reasonably available from other sources.



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         10.3    If a Participant makes a withdrawal under this Section 10, any other benefit which he may be entitled to under this Program on his termination of employment shall be appropriately adjusted to take into account the amount the Participant received under this Section 10.

11.      Death Benefits

         11.1 Except as provided in Section 11.10(b), if a Participant dies while employed by an Affiliated Company, his beneficiary shall be eligible to receive a single sum benefit equal to the greatest of:

                 (a) three times the sum of the amount(s) the Participant deferred under his Deferral Agreement(s);

                 (b) the amounts the Participant deferred under his Deferral Agreement(s) plus accrued interest; or

                 (c) an amount Equivalent to the monthly benefit the Participant could have received under the Program, if any, had he terminated his employment with the Affiliated Companies on the day immediately preceding his death and elected to begin receiving the benefit on the first day of the following month.

                 The benefit is payable on the first day of the month next following date of the Participant's death, and shall be in lieu of all other benefits payable under this Program, other than any benefit payable under Section 11.6.


         11.2 If a Participant who has terminated his employment with the Affiliated Companies after becoming eligible for a benefit under Sections 4, 5 or 6, dies prior to the commencement of any benefit under this Program, his beneficiary shall receive a benefit under Section 11.1.


         11.3 If a Participant who is totally and permanently disabled under Section 8.1 dies prior to receiving a benefit under this Program, his beneficiary shall receive a benefit under
                 Section 11.1.


         11.4    If a Participant who is eligible for a benefit under Section
                 7.1 dies prior to receiving a benefit, his beneficiary will receive a benefit based on the greater of the amounts determined under Sections 11.1(b) and 11.1(c).






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         11.5    If a Participant dies after commencing to receive a benefit, other than a benefit under Section 7.2, but prior to receiving all remaining benefits due, the remaining benefits shall be paid to the Participant's beneficiary or contingent beneficiary, whichever is applicable.

         11.6 In addition to any other benefit payable under this Section 11, in the case of a Participant (i) who dies while employed by an Affiliated Company after becoming eligible for benefits under Sections 4, 5, or 6 hereof, or (ii) who terminates employment terminates while eligible for a benefit under Section 4, 5, or 6 of the Program and then dies, his beneficiary shall be eligible to receive a benefit of $10,000, payable in a single sum. This benefit shall be payable as soon as practicable following the presentation to the Committee, and the Committee's examination and approval of, any information or material, including proof of death of the Participant, the Committee may request. Notwithstanding anything to the contrary, a benefit shall not be payable on account of the death of a Participant who received a single sum benefit under Sections 12 or 14 of the Program.

         11.7 A Participant may, in a time and manner determined by the Committee, designate a beneficiary and one or more contingent beneficiaries (which may include the Participant's estate) to receive any benefits which may be payable under this Section 11. If the Participant fails to designate a beneficiary or contingent beneficiary, or if the beneficiary and the contingent beneficiaries fail to survive the Participant, such benefits shall be paid to the Participant's estate. The Participant may also designate a remainder beneficiary to receive any benefits which may be payable under Section 11.9.

         11.8 A Participant may revoke or change any designation made under Section 11.7 in a time and manner determined by the Committee.

         11.9 If, pursuant to Section 11.7, payments commence to a beneficiary or contingent beneficiary and if such beneficiary or contingent beneficiary dies prior to receiving all payments due under this Plan, any remaining payments shall be made to the Participant's remainder beneficiary. If, at the date of such death, there is no surviving remainder beneficiary, the remaining benefits hereunder shall be paid to the estate of the beneficiary or contingent beneficiary previously in receipt of benefits hereunder.

         11.10   (a)   If any benefits are payable under this Section 11 to
                       an individual other than the Participant's spouse,
                       child under age 21 (or child under age 25 who is a
                       full-time student at an accredited institute of higher
                       education), the benefit shall be paid in the form of a
                       single sum.
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                 (b)   If benefits become payable to the Participant's
                       spouse, his child under age 21 (or his child under age
                       25 who is a full-time student at an accredited institute of higher education) such benefits (other than benefits under Section 11.6) shall be payable in 180 monthly installments Equivalent to the single sum amount determined under Sections 11.1 through 11.5 hereof, as applicable. Monthly benefits shall commence on the first day of the month following the Participant's death. The Participant may elect, in a time and manner determined by the Committee to have any amounts which may be payable under the Program paid in accordance with Section 11.10(a).

                 (c) Notwithstanding anything to the contrary in this Program, if a Participant's child under age 21 (or child under age 25 who is a full-time student at an accredited institute of higher education) is receiving a benefit under this Program in the form of installment payments, upon his attaining age 21 (or age 25 or ceasing to be a full-time student at an accredited institute of higher education) he shall receive a single sum Equivalent to his remaining installments in lieu of receiving such remaining installments.

12.      Special Distribution Rules

         Notwithstanding anything to the contrary in this Program, if a Participant becomes the owner, director or employee of a competitor of the Affiliated Companies, or if his employment is terminated by an Affiliated Company on account of actions by the Participant which are detrimental to the interests of an Affiliated Company, the Committee may, in its sole discretion, pay the Participant a single sum payment equal to the sum of the amounts the Participant deferred under his Deferral Agreements plus accrued interest, reduced by an amount Equivalent to any payments the Participant may already have received under this Program. However, if the Participant is receiving a benefit under the Program, or could be receiving an immediate benefit under the Program, the single sum shall not be less than an amount Equivalent to the remaining monthly benefit the Participant is, or could be, receiving. The single sum payment shall be made as soon as practicable following the Participant's becoming an owner, director or employee of a competitor or his termination of employment, as the case may be, and shall be in lieu of all other benefits which may be payable to the Participant under this Program.

13.      Administration

         13.1 This Program shall be administered by the Compensation and Pension Committee of the Board. The Committee shall interpret the Program, establish regulations to further the purposes of the Program and take any other action necessary to the proper operation of the Program.

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         13.2    The Board, in its sole discretion and upon such terms as it may prescribe, may permit any company or corporation directly or indirectly controlled by the Corporation to participate in the Program for such periods as the Committee may determine.

         13.3 The Committee shall provide adequate notice in writing to any Participant, beneficiary, contingent beneficiary or remainder beneficiary whose claim for benefits under this Program has been denied, setting forth the specific reasons for such denial. A reasonable opportunity shall be afforded to any such Participant, beneficiary, contingent beneficiary or remainder beneficiary for a full and fair review by the Committee of its decision denying the claim. The Committee's decision on any such review shall be final and binding on the Participant, beneficiary, contingent beneficiary, remainder beneficiary and all other interested persons.

         13.4 All acts and decisions of the Committee shall be final and binding upon all Participants and employees of the Affiliated Companies.

14.      Termination and Amendment of the Program

         14.1 The Board may, in its sole discretion, terminate this Program and the related Deferral Agreement(s) at any time. In the event the Program and related Deferral Agreement(s) are terminated, Participants shall receive a single sum payment equal to the sum of the amounts they deferred under their Deferral Agreements plus accrued interest, reduced by an amount Equivalent to any payments the Participant may already have received under this Program. However, if the Participant is receiving a benefit under the Program, or could be receiving an immediate benefit under the Program, the single sum shall not be less than an amount Equivalent to the monthly benefit the Participant is, or could be, receiving. The single sum payment shall be made as soon as practicable following the date the Program is terminated and shall be in lieu of any other benefit which may be payable to the Participant under this Program.

         14.2 The Board, in its sole discretion, may amend this Program and the related Deferral Agreements in any way on 30 days prior notice to the Participants. If any amendment to this Program or to the Deferral Agreements shall adversely affect the rights of a Participant, the Participant must consent in writing to such amendment prior to its effective date. If the Participant does not consent to the amendment, the Program shall be deemed to be terminated with respect to the Participant and he shall receive a single sum payment in accordance with Section 14.1.



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         14.3    Notwithstanding anything to the contrary in this Section 14, the Board must act to terminate or amend the Program or the Deferral Agreements in a uniform and nondiscriminatory manner.

15.      Miscellaneous

         15.1 The existence of this Program or of a Deferral Agreement does not constitute a contract for continued employment between an Eligible Executive or a Participant and an Affiliated company. The Affiliated Companies reserve the right to modify an Eligible Executive's or Participant's compensation and to terminate an Eligible Executive or a Participant for any reason and at any time, notwithstanding the existence of this Program or of a Deferral Agreement. The Affiliated Companies reserve the right not to grant Awards to Eligible Executives and Participants for any reason.

         15.2 The right to receive any benefit under this Program may not be transferred, assigned or subject to garnishment, attachment or other legal or equitable process without the prior written consent of the Affiliated Companies.

         15.3 Nothing contained in this Program or in a Deferral Agreement shall require the Affiliated Companies to segregate any monies from their general funds, or to create any trusts, or to make any special deposits for any amounts to be paid to any Participant, beneficiary, contingent beneficiary or remainder beneficiary. Neither the Participant, his beneficiary, contingent beneficiaries, remainder beneficiary, heirs or personal representatives shall have any right, title or interest in or to any funds of the Affiliated Companies on account of this Program or on account of having completed a Deferral Agreement.

         15.4 All payments under this Program shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements.

         15.5 Prior to paying any benefit under this Program, the Committee may require the Participant, beneficiary, contingent beneficiary or remainder beneficiary to provide such information or material as the Committee, in its sole discretion, shall deem necessary for it to make any determination it may be required to make under this Program. The Committee may withhold payment of any benefit under this Program until it receives all such information and material and is reasonably satisfied of its correctness and genuineness.

         15.6 The masculine pronoun shall mean the feminine pronoun and the singular shall include the plural wherever appropriate.


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         PAGE 12

         15.7 The terms of this Program and any Deferral Agreement shall be governed by the laws of the Commonwealth of Virginia.

         15.8 The invalidity or unenforceability of any provision of this Program or of a Deferral Agreement shall in no way affect the validity or enforceability of any other provision.

















































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                             DEFERRAL AGREEMENT
                                  UNDER THE
                        DEFERRED COMPENSATION PROGRAM
                      FOR EXECUTIVES OF CSX CORPORATION
                          AND AFFILIATED COMPANIES

AGREEMENT effective this 30th day of December, 1985, by and between__________ __________________________________ , a ______________________________________
corporation (the "Company"), participating in the Deferred Compensation Program for executives of CSX Corporation and Affiliated Companies (the "Program") and ________________________________, an employee of the Company residing at_______________________________________________________________(the
"Employee").

WHEREAS, the Employee is employed by the Company in an executive capacity and has discharged his duties in a capable and efficient manner; and

WHEREAS, the Employee is an Eligible Executive under the Program, has received and read a copy of the Program, understands the terms and conditions of the Program and desires to participate in the Program;

NOW, THEREFORE, the Company and the Employee agree as follows:

1. The Employee hereby elects to defer either [complete either A or B and cross out the one which does not apply]:

         A. _____% of his 1985 Award; provided, however, that such amount may not be less than the amount provided in Section 3.3 of the Program.

         B. $_____ of his 1985 Award, but not less than the amount provided in
            Section 3.3 of the Program.

2. Except as otherwise provided under the terms of the Program, including but not limited to Sections 11, 12 and 14 of the Program, the total benefit payable by the Company to or no behalf of the Employee under Section 4 of the Program if he terminates his employment with the Affiliated Companies on his Normal Retirement Date shall be $_________ for each $1,000 of the Award deferred, payable in 180 equal monthly installments of $__________ each.

3. Subject to Section 14 of the Program, the interest rate used to determine "Equivalent' under Section 2.9 of the Program shall be 16%, compounded annually. The interest rate used to determine accrued interest for purposes of Sections 4, 6, 7.2, 9, 11.1(b), 12 and 14 of the Program shall be 16%, compounded annually, except that for Participants whose benefits commence after their Normal Retirement Date pursuant to Sections 4 or 5 of the Program, the interest rate shall be 10% simple interest per annum (i) for the Participant's period of employment after his Normal Retirement Date, and (ii) for any other period of delayed benefit commencement after the Participant's Normal Retirement Date and preceding the first of the month following his last Deferral Date. Interest shall accrue from February 1, 1986 until the date the last payment is made hereunder.


                                   - 13 -



         PAGE 14

4. The terms and conditions of the Program are incorporated in this Deferral Agreement by reference and are binding on the Company and the Employee in all cases. Defined terms in this Deferral Agreement shall have the same meaning as the same defined terms in the Program.

5. Subject to the provisions of Section 14 of the Program, the Board may amend or terminate the Program or this Deferral Agreement at any time and for any reason.

6. The Employee's Social Security number is ____________________ and his date of birth is _________________________.

IN WITNESS WHEREOF, the Company and the Employee have signed this Deferral Agreement on the date first above written.



                       __________________________________________________
                       By


                       __________________________________________________
                       Title



                       __________________________________________________
                       Employee

         PAGE 15
               DEFERRED COMPENSATION PROGRAM FOR EXECUTIVE OF
                  CSX CORPORATION AND AFFILIATED COMPANIES

                         DESIGNATION OF BENEFICIARY

Under Section 11.7 of the Deferred Compensation Program for Executives of CSX Corporation and Affiliated Companies (the "Program") I may designate a beneficiary and contingent beneficiaries to receive any benefits which may be payable on my behalf under Section 11 of the Program. I understand that if no beneficiary is named or if the beneficiary and contingent beneficiaries predecease me, my estate will be deemed to be my beneficiary. I further understand that I may designate a remainder beneficiary to receive any benefits which may be payable under Section 11 of the Program in the event of the subsequent death of my beneficiary or contingent beneficiary after benefits have commenced to such beneficiary or contingent beneficiary. I understand that if no remainder beneficiary survives such beneficiary or contingent beneficiary any remaining benefits will be payable to the estate of the beneficiary or contingent beneficiary who was previously receiving benefits hereunder. This designation shall supersede all prior designations made by me under the Program, if any.

Beneficiary(ies):

         Name(s) Address

____________________________
___________________________________________
____________________________
___________________________________________

Contingent Beneficiary(ies)

         Name(s) Address
____________________________
___________________________________________
____________________________
___________________________________________

Remainder Beneficiaries

         Name(s) Address
____________________________
___________________________________________
____________________________
___________________________________________

If my beneficiary, contingent beneficiary or remainder beneficiary is my spouse, my child under the age of 21 or my child under the age of 25 who is a full-time student at an accredited institute of higher education, I want ( ) do not want ( ) any benefit to which they may be entitled under this Program paid in a single sum.

____________________________________________________________________
Date                   Participant's Signature

         PAGE 16
                 AMENDMENT TO DEFERRED COMPENSATION PROGRAM
                             FOR CSX CORPORATION
                          AND AFFILIATED COMPANIES

1.       Separation Benefit

         RESOLVED, that the first sentence of Section 7.1 is amended, effective January 1, 1992, to read as follows:

            "7.1 A Participant who terminates his employment with the
                 Affiliated Companies prior to being eligible for a benefit under Sections 4 or 6, but after having completed 120 months of Service, shall receive a monthly benefit commencing on the first day of the month next following his Normal Retirement Date; provided, however, that effective January 1, 1992, a Participant shall not be eligible for a benefit under this Section 7.1 if the Participant terminates employment without the consent of the Affiliated Companies."

         PAGE 17
                               AMENDMENT NO. 1
                                   TO THE
                        DEFERRED COMPENSATION PROGRAM
                      FOR EXECUTIVES OF CSX CORPORATION
                          AND AFFILIATED COMPANIES


WHEREAS, the Board of Directors of CSX Corporation may amend the Deferred Compensation Program for Executives of CSX Corporation and Affiliated Companies (the "Program") at any time pursuant to Section 14.2 of the Program;

NOW, THEREFORE, the Board of Directors hereby amends the Program, effective as of January 1, 1987, as follows:

1. Section 2.8 of the Program is hereby amended by deleting the words "MICP grades 1 through 6" and substituting therefor the words "salary grades 22 through 40".

2. Section 3.2 of the Program is hereby amended in its entirety to read as follows:

         "3.2    Subject to the provisions of Sections 3.3 and 3.4:

                 (a) an Eligible Executive in 1985 may elect to defer up to 100% of his 1985 Award; and

                 (b) An Eligible Executive in 1986 may elect to defer up to 100% of his 1986 Award."

3. Section 9 of the Program is hereby amended in its entirety to read as follows:

         "9.     Single Sum Payments

            A Participant who is eligible to receive a benefit under Sections 4, 5, 6, 7.1 or 8.1 of the Program but whose benefits hereunder have not yet commenced may, with the consent of the Committee, elect, in a time and manner determined by the Committee, to receive his benefit in the form of a single sum. The single sum shall be in the amount of the Participant's deferred amounts plus accrued interest, provided that, in the case of a Participant then eligible for immediate commencement of monthly benefits, such single sum shall not be less than an amount Equivalent to the value of such monthly benefits. Such single sum shall be paid on the first day of the fourth month following the later of (i) the Participant's termination of employment with the Affiliated Companies, or (ii) the date such election is received by the Committee. Notwithstanding any other provision hereof, such amount shall be determined as of a date three months prior to the date of payment and shall not accrue interest beyond such earlier date."

         PAGE 18
                               AMENDMENT NO. 3
                                   TO THE
                        DEFERRED COMPENSATION PROGRAM
                      FOR EXECUTIVES OF CSX CORPORATION
                          AND AFFILIATED COMPANIES


WHEREAS, the Board of Directors of CSX Corporation may amend the Deferred Compensation Program for Executives of CSX Corporation and Affiliated companies (the "Program") at any time pursuant to Section 14.2 of the Program:

NOW, THEREFORE, the Board of Directors hereby amends the Program, effective as of June 30, 1992, as follows:

         Section 12 of the Program is hereby amended in its entirety to read as follows:

         "12.    Special Distribution Rules

                 Notwithstanding anything to the contrary in this Program, if
                 (a) a Participant becomes the owner, director or employee of a competitor of the Affiliated Companies, (b) his employment is terminated by an Affiliated Company on account of actions by the Participant which are detrimental to the interests of an Affiliated Company, or (c) he engages in conduct subsequent to the termination of his employment with the Affiliated Companies which the Committee determines to be detrimental to the interests of an Affiliated Company, then the Committee may, in its sole discretion, pay a Participant a single sum payment equal to the sum of the amounts the Participant deferred under his Deferral Agreements plus accrued interest, reduced by an amount Equivalent to any payments the Participant may already have received under this Program. However, if the Participant is receiving a benefit under the Program or could be receiving an immediate benefit under the Program, the single sum shall not be less than an amount Equivalent to the remaining monthly benefit the Participant is, or could be, receiving. The single sum payment shall be made as soon as practicable following the Participant's becoming an owner, director or employee of a competitor, his termination of employment or the Committee's determination of detrimental conduct, as the case may be, and shall be in lieu of all other benefits which may be payable to the Participant under this Program.

         PAGE 19

COLI REFERENCE MANUAL                                         NOVEMBER 1990


                               CSX CORPORATION

                CORPORATE DIRECTOR DEFERRED COMPENSATION PLAN
                         EFFECTIVE NOVEMBER 1, 1980

                        As Amended September 11, 1985

1.       Purpose

         The purpose of this Plan is to permit members of the Board of Directors of CSX Corporation to elect deferred receipt of director's fees. This Plan is intended to constitute a deferred compensation plan for corporate director's fees in accordance with Revenue Ruling 71-419, Cumulative Bulletin 1971-2, page 220.

2.       Definitions

         The following words or terms used herein shall have the following meanings:

         (a)     "Plant" -- Corporate Director Deferred Compensation Plan

         (b)     "CSX" -- CSX Corporation.

         (c)     "Board" -- Board of Directors of CSX.

         (d)     "Member" -- any person duly elected to the Board.

         (e) "Participant" -- any Member who elects to participate in the Plan.

         (f)     "Secretary" -- the Corporate Secretary of CSX.

         (g) "Director's Fees" -- any compensation, whether for Board meetings for Committee meetings or otherwise, earned by a Member for services rendered as a Member during a particular calendar year in which he has elected to be a Participant.

         (h) In any instance in which the male gender is used herein, it shall also include persons of the female gender in appropriate circumstances.

3.       Merger Provisions

         Any person who was a Participant under the Chessie System, Inc. Corporate Director Deferred Compensation Plan or who was a director and had made an election under the Seaboard Coast Line Industries, Inc. Nonfunded Deferred Compensation Plan for Directors shall automatically become a




                                   - 19 -



         PAGE 20

Participant under this Plan effective upon the merger of Chessie System, Inc. and Seaboard Coast Line Industries, Inc. into the Corporation, provided that such a person shall be a Member as defined in this Plan.

         Director's Fees deferred previously under the terms of the aforesaid director deferred compensation plans of Chessie System, Inc. and Seaboard Coast Line Industries, Inc. shall remain subject to the terms and conditions respectively provided therein, and the terms of this Plan shall only govern as to Director's Fees earned on and after the date of merger into the Corporation.

4.       Participation

         A Member may become a Participant for any calendar year by filing a written Election to Participate in the Plan with the Secretary not later than December 31 immediately prior to the year in which Director's Fees are to be earned.

         An Election to Participate may be made with respect to all or any part of Director's Fees to be earned for any year or years to which such Election to Participate may elate.

         An Election to Participate, once filed, shall apply to Director's Fees earned in subsequent years in which a Participant shall serve as a Member, unless amended or revoked by written request to the Secretary.

         Any person who becomes a Member and who was not a Member on the preceding December 31 may file an Election to Participate before his term as a Member begins.

5.       Deferral of Director's Fees

         CSX shall, during any year in which a Participant has an Election to Participate on file with the Secretary, withhold and defer payment of all or any specified part of Participant's Director's Fees in accordance with his Election to Participate. Prior to the beginning of any year a Participant can elect to have all or any portion of the amounts withheld, including all earnings thereon, or to be withheld, credited to an interest-accruing account ("Interest Account") and/or to an enhanced interest-accruing account ("Enhanced Interest Account"), and/or to a CSX phantom stock account ("Stock Account"). Such deferral election can be made or changed before the beginning of any year.

         Interest shall accrue on the Interest Account from the date the deferred Director's Fee would otherwise have been paid to the Participant until it is actually paid, such interest to be credited to the Participant's account and compounded quarterly at the end of each calendar quarter. The rate of interest will be reviewed periodically.

         Interest shall accrue on the Enhanced Interest Account from the first day of the month following the deferral and shall compound thereafter at an annual rate of 16% until all amounts are finally paid to the Participant.



                                   - 20 -



         PAGE 21

         Credits t the Stock Account shall be in full and fractional units based on the closing price for CSX common stock as reported on the New York stock Exchange - Composite Listing ("NYSE") on the date the fees would otherwise have been paid to the Participant. Dividends shall be credited in full and fractional units to the account based on the number of units in the account on the record date and calculated based on the closing price for CSX common stock on the dividend payment date.

         A Participant, while a Member, may elect prior to the beginning of any year to transfer all or any portion of amounts deferred, including all earnings thereon, to an Enhanced Interest account, and Interest Account and/or a Stock Account, provided, however, that no transfer may be made out of an Enhanced Interest account.

6.       Distribution of Deferred Director's Fees

         Amounts deferred under the Plan and credited to an Interest Account or Stock Account shall be distributed to a Participant from the account(s) maintained in respect of his account in a lump sum at the beginning of the year following the year in which a Participant ceases to be a Member, unless he shall elect installments as provided below. Amounts deferred and credited to an Enhanced Interest Account shall be distributed over an installment period elected by the Participant.

         The value of a Participant's Interest Account shall be the sum of amounts deferred and all interest accrued thereon. The value of an Enhanced Interest Account shall be the sum of amounts deferred and all interest accrued thereon. The value of a Stock Account shall be the value of the units in a Participant's account based on the closing price for CSX common stock as reported on the NYSE no the last business day of the year in which a Participant ceases to be a Member, unless he shall elect annual or quarterly installments as provided below. The value of a Stock Account will fluctuate in value in line with the fluctuation in the price of CSX common stock. There can be no assurance on the market value of the phantom units either at the time of acquisition or at any time during the distribution period, nor can there be any assurance as to the continuation of dividends.

         Distribution of Deferred amounts shall begin with either the first day of the calendar year immediately following the year in which a Participant shall cease to be a Member for any reason other than death, or the first day of the calendar year immediately following the year in which a Participant shall cease to be a Member and shall have attained aged 65, as the Member may elect.

         If installment payments are elected for Interest or Stock Accounts, payments shall be made, as the Participant may elect, for either (a) five years, (b) ten years, or (c) any other designated period which shall be not less than the period he was a Participant nor exceed ten years. For Enhanced Interest Accounts, the Participant may elect to receive payments over (a) five years, (b) ten years, or (c) fifteen years.

         For Interest Accounts and Stock Accounts, installments shall be on an annual or quarterly basis as the member may elect. The amount of each installment shall be determined by multiplying the value of the Participant's

                                   - 21 -



         PAGE 22

account at the end of the calendar quarter immediately preceding the installment date by a fraction, the numerator of which shall be one (1) and the denominator of which shall be the number of installment payments over which payment of such amount is to be made, less the number of installment payments theretofore made.

         For Enhanced Interest Accounts, payments shall be in level installments on a monthly basis over the number of years (five, ten, or fifteen) as elected by the Member.

         The elections provided in this Section 6 shall be made in writing in a Participant's Election to Participate and shall be subject to all other provisions of the Plan relating thereto and to the deferral of receipt of Director's Fees.

         In the event a Participant shall die while he is a Member, the amount appearing as the credit balance of his account, or the value of the units in his Stock Account, shall be paid in either a lump sum or installments (consistent with the election made by the Participant as described in this Section 6) to his Designated Beneficiary. Each Participant may file with the Secretary a Designation of Beneficiary for this purpose.

         In the event a Participant shall die after he ceases to be a Member and before he has received complete distribution from his account, any credit balance of his account, including interest, or the value of the units in his Stock Account, shall be paid to his Designated Beneficiary consistent with the election made by the Participant as described in this Section 6.

         In the event a Participant shall not file a Designation of Beneficiary, or his Designated Beneficiary is not living at the Participant's death, the balance credited to his account, including interest, shall be paid in full to his estate not later than the tenth day of the calendar year following his date of death.

7.       Death Benefit

         For Participants electing to have deferred Director's Fees credited to an Enhanced Interest Account who die while a Member, a death benefit equal to the greater of three times the amount o Director's Fees deferred or the amount of Director's Fees deferred plus accumulated interest will be paid to the Member's Designated Beneficiary. For Participants in an Enhanced Interest Account who die after ceasing to be a Member, a lump sum death benefit of $10,000 will be paid to the Designated Beneficiary. This death benefit shall apply only to Director's Fees deferred after December 31, 1985 and which have been credited to an Enhanced Interest Account. This death benefit shall not apply to any amounts credited to an Enhanced Interest account by reason of transfer from an Interest Account and/or a Stock Account.

         In the event a Participant shall not file a Designation of Beneficiary, or the Designated Beneficiary is not living at the Participant's death, the death benefit shall be paid to the Participant's estate.




                                   - 22 -



         PAGE 23

8.       Amendment or Termination of Election to Participate

         A Participant may amend or terminate his Election to Participate by written request to the Secretary, which shall become effective for the calendar year following the year in which his request is made; provided, however, that no amendment shall be made to contravene the deferral of Director's fees previously made under the provisions of this Plan.

         In the event a Participant amends or terminates his Election to Participate and remains a Member, he shall not be entitled to receive any distribution from his account until he ceases to be a Member, and distributions shall be made only as provided in Section 6 of this Plan.

9.       Obligation of CSX

         This Plan shall be unfunded and credits to the memorandum account(s) of each Participant shall not be set apart for him nor otherwise made available so that he may draw upon it at any time, except as provided in this Plan. Neither any Participant nor his Designated Beneficiary shall have any right, title, or interest in such credits or any claim against them. Payments may only be made at such times and in the manner expressly provided in this Plan. CSX's contractual obligation is to make the payments when due. No notes or security for the payment of any Participant's account shall be issued by CSX.

10.      Claims Against Participant's Account

         No credits to the account of any Participant under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. Nor shall any credit be subject to attachment or legal process for debts or other obligations. Nothing contained in this Plan shall give any Participant any interest, lien, or claim against any specific asset of CSX. no Participant or his Designated Beneficiary shall have any rights other than as a general creditor of CSX.

11.      Competition by Participant

         In the event a Participant ceases to be a Member and becomes a proprietor, officer, partner, employee, director, or otherwise becomes affiliated with any business that is in competition with the Corporation, the entire balance credited to his account, including interest, or the value of the credits in his Stock Account, may, if directed by the Board i its sole discretion, be paid immediately to him in a lump sum.

12.      Payment of Credit Balance to Participant's Account

         Notwithstanding anything herein to he contrary, the Board may, in its sole discretion, direct payment in a lump sum, of any or all of the credit balance appearing at the time in the account of a Participant, and/or of the value of the units in his Stock Account.




                                   - 23 -



         PAGE 24

13.      Amendment or Termination

         This Plan may be altered, amended, suspended, or terminated at any time by the Board; provided, however, that no alteration, amendment, suspension, or termination shall be made to this Plan which would result in the distribution of amounts credited to the Accounts of all Participants in any manner other than is provided in this Plan without the consent of all Participants.















































                                   - 24 -



         PAGE 25
                               CSX CORPORATION
                CORPORATE DIRECTOR DEFERRED COMPENSATION PLAN

                           ELECTION TO PARTICIPATE

I. In accordance with Section 4 of CSX's Corporate Director Deferred Compensation Plan, as amended September 11, 1985, (the "Plan"), I hereby elect:

         A. To participate in the Plan beginning January 1, 1986 for so long as I continue to be a Director or until this election is amended or revoked by written request to the Secretary of the Corporation, and

         B. To have the Corporation withhold and defer the payment of my Director's Fees as follows (please complete one):

            ____ All Director's fees, including annual retainer and Board and
                 Committee meeting fees.

            ____ Only the annual retainers, including any retainers paid for committee chairmanships.

            ____ Retainers and fees as follows:

                 ________________________________________________

II. The amounts to be deferred, including interest or dividends accrued thereon, should be credited as follows:

         Enhanced Interest Account Interest Account Phantom Stock Account

                 ____%                  ____%             ______%

III. Director's Fees already deferred and credited to any account, including all interest or dividends accrued thereon, should be credited at the close of business on December 31, 1985, along with all future interest or dividends accrued thereon, as follows:

From my present Interest Account-  From my present Phantom Stock Account-

____ No change.                    ____ No change.

___% to an Enhanced Interest       ___% to an Enhanced Interest Account.
         Account

___% to a CSX Phantom Stock        ___% to a CSX Phantom Stock Account.
         Account

IV. It is understood that I may change my election prior to the beginning of any calendar year, so long as I continue to be a Member, except that no transfers may be made out of an Enhanced Interest Account.


______________________________     ______________________________________
         Date                                 Signature
                                   - 25 -



         PAGE 26
                               CSX CORPORATION
                CORPORATE DIRECTOR DEFERRED COMPENSATION PLAN

                  DISTRIBUTION OF DEFERRED DIRECTOR'S FEES

I.       For Enhanced Interest Accounts:

            Monthly payments on a level installment basis should begin in January of the calendar year following the year in which I cease to be a Director and continue for a period of:

                       five years________,

                       ten years_________, or

                   fifteen years__________.  (Select one)

II.      For Interest Accounts and Phantom Stock Accounts:

            Payment should begin in January of the calendar year following the year in which I cease to be a Director and be:

            ______ in a lump sum

            ______ in installment payments over

                       five years _______, or

                       ten years ________.

                 If installment payments are elected, such
                       payments should be made

                       annually _______, or

                       quarterly _______.



___________________                ________________________________
    Date                                Signature















                                   - 26 -



         PAGE 27
                               CSX CORPORATION
                CORPORATE DIRECTOR DEFERRED COMPENSATION PLAN

                         DESIGNATION OF BENEFICIARY

         Under Section 6 of the Plan, I may file with the Corporate Secretary f Designation of Beneficiary. Further, the Designation may be changed by me in writing at any time. I understand that if no Beneficiary is named or if such Beneficiary pre-deceases me, all payments will be made to my estate.
This Designation shall apply to all balances credited to my account and to any death benefit that may be payable under Section 7 of the Plan.



         Primary Beneficiary(ies):

                 Name(s)                      Address


__________________________________      ___________________________________

__________________________________      ____________________________________

__________________________________      ____________________________________





___________________________             ___________________________________
         Date                                 Signature

























                                   - 27 -



         PAGE 28

COLI REFERENCE MANUAL                                            MARCH 1992



         AMENDMENT TO CORPORATE DIRECTOR DEFERRED COMPENSATION PLAN


1.       Lump Sum Payment on Account of Financial Hardship


            RESOLVED, that Section 13 is amended, effective December 1, 1990, by adding the following sentence at the end thereof:

            "Any such lump sum distribution must be approved without regard to the vote of the participant whose account is under consideration. Such distributions shall only be permitted in cases of financial emergency or severe hardship beyond the control of the participant or beneficiary. Such distributions are limited to the amount necessary to satisfy the financial emergency."


































                                   - 28 -